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                                                                    Exhibit 10.7





                    THIRD AMENDMENT TO LOAN AGREEMENT



            THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of this 27th day of January, 1994 by and between ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation ("Borrower"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender").

                             R E C I T A L S

            A. Borrower and Lender entered into that certain Loan Agreement ("Agreement") dated as of March 19, 1990, as amended by the certain First Amendment to Loan Agreement dated as of September 8, 1990 and the certain Second Amendment to Loan Agreement dated as of December 1, 1993 (collectively, the "Agreement").

            B. Borrower proposes to issue and sell up to $100 million of senior unsecured notes due 2002 (the "New Notes") and, in connection with such offering, Borrower has requested that the Lender agree to certain amendments to the Agreement in order to modify the debt incurrence covenant contained therein to be comparable to the covenant contained in the Indenture pursuant to which the New Notes will be issued.

            C. Borrower and Lender now desire to further amend the Agreement in certain respects as more specifically provided herein.

                                 AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

            1. RECITALS. The foregoing recitals are true and correct and by this reference are incorporated herein.

            2. DEFINITIONS. All words and phrases having their initial letters capitalized in this Amendment, and not specifically defined in this Amendment, shall have the meanings set forth in the Agreement.

            3. Section 1.01 of the Agreement is amended by adding the following as clause (g) at the end thereof:

                  "(g) The term "New Notes Indenture" shall mean that certain
            Indenture dated as of January 15, 1994 among the Borrower, OHC and U.S. Trust Company of California, N.A., as trustee, as the same may be amended from time to time."



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            4.    Section 3.08 of the Agreement is hereby amended to read in its entirety as follows:

                  "In addition to any and all other conditions, restrictions and limitations upon Borrower's incurrence of any loans, indebtedness or obligations provided in this Agreement or in the other Loan Documents, Borrower hereby covenants and agrees in that Borrower shall not, and shall not permit any of its subsidiaries to, directly or indirectly (whether through one or more subsidiaries), create, incur, assume, become liable for or guarantee the payment of contingently or otherwise (collectively defined as an "incurrence" in the New Notes Indenture), any Indebtedness (as defined in the New Notes Indenture), except as expressly permitted pursuant to the terms of Section 4.04 of the New Notes Indenture, and subject to the following conditions and limitations, which conditions and limitations, as between Lender and Borrower, shall supersede and prevail over any inconsistent provisions contained in Section 4.04 of the New Notes Indenture:

                  (a) In the event of, and concurrently with, the incurrence of any such Indebtedness by any subsidiary of Borrower pursuant to and in compliance with Section 4.04 of the New Notes Indenture, Borrower shall, and shall cause each subsidiary so incurring such Indebtedness to, comply with each of the requirements of SECTION 3.19 below; and

                  (b)   For purposes of the incorporation herein of Section
                        4.04 of the New Notes Indenture, the terms "Default" and "Event of Default" as used therein shall include an Event of Default hereunder or under any of the other Loan Documents and any event or condition that with the giving of notice or passage of time, or both, would constitute an Event of Default hereunder or under any of the other Loan Documents."

            5. EFFECTIVENESS. The amendments to the Agreement specified herein shall become effective concurrently with the closing of the issuance and sale by the Borrower of the New Notes.



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            6.    COUNTERPARTS.  This Amendment may be executed in one or
more counterparts, each of which shall be deemed an original, and which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                                 ORCHARD SUPPLY HARDWARE
                                                 CORPORATION, a Delaware
                                                 corporation


                                                 By:/s/Maynard Jenkins
                                                    --------------------------
                                                    Maynard Jenkins, President


                                                 By:/s/Stephen M. Hilberg
                                                    --------------------------
                                                    Stephen M. Hilberg,
                                                    Chief Financial Officer
                                                                    "Borrower"



                                                 METROPOLITAN LIFE INSURANCE
                                                 COMPANY, a New York corporation


                                                 By:/s/William F. Covington
                                                    --------------------------
                                                 Its: Assistant Vice President
                                                                      "Lender"



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            ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly, ORCHARD
HOLDING CORPORATION), a Delaware corporation, hereby acknowledges and approves of all of the foregoing terms and confirms its obligations and agreements pursuant to the terms of SECTIONS 3.02, 3.05, 3.13 AND 5.02 of the Loan Agreement, as modified by this Amendment.


                                          ORCHARD SUPPLY HARDWARE STORES
                                          CORPORATION, a Delaware corporation


                                          By:/s/Stephen M. Hilberg
                                             ---------------------------------
                                             Its:Vice President


                                          By: /s/Maynard Jenkins
                                             ---------------------------------
                                             Its:President
                                                                         "OHC"

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